===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 10, 2002

                            PRO-FAC COOPERATIVE, INC.
               (Exact Name of Registrant as Specified in Charter)


                 New York                               0-20539                          16-6036816
----------------------------------------------   -----------------------    ------------------------------------
(State or other jurisdiction of incorporation)   (Commission File Number)   (IRS Employer Identification Number)

    90 Linden Oaks, Rochester, New York                 14625
   ----------------------------------------           ---------
   (Address of Principal Executive Offices)           (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850
                                                            -------------

===============================================================================

Item 4. Changes in Registrant's Certifying Accountant

On October 10, 2002, Pro-Fac Cooperative, Inc. (the "Company"), dismissed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its independent auditor. The Company's decision to dismiss PricewaterhouseCoopers was approved by the Company's full Board of Directors. The Company is currently in the process of interviewing auditing firms to act as the Company's new principal independent auditor for the fiscal year ending June 28, 2003. The date of the engagement of a new independent accountant will be disclosed in a subsequent 8-K filing.

PricewaterhouseCoopers' reports on the Company's consolidated financial statements for each of the fiscal years ended June 29, 2002 and June 30, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 29, 2002 and June 30, 2001, and through the date of this Form 8-K, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to PricewaterhouseCoopers satisfaction, would have caused PricewaterhouseCoopers to make reference to the subject matter of the disagreements in connection with its report on the Company's consolidated financial statements for such years. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and the subsequent interim period through the date of this Form 8-K.

The Company provided PricewaterhouseCoopers with a copy of the disclosures in the preceding paragraphs. A letter from PricewaterhouseCoopers to the Securities and Exchange Commission dated October 15, 2002, stating its agreement with these statements is attached as Exhibit 16.1.

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

        (a) Financial Statements of Business Acquired.

        None

        (b) Pro-Forma Financial Information.

        None

        (c) Exhibits

            16.1 Letter from PricewaterhouseCoopers LLP to the Securities and
                 Exchange Commission dated October 15, 2002.

                                   SIGNATURES

         The Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       PRO-FAC COOPERATIVE, INC.


Date: October 15, 2002                 By: /s/ Stephen R. Wright
                                         ------------------------
                                             Stephen R. Wright,
                                             General Manager and Secretary
                                             (Principal Executive Officer and
                                             Principal Financial Officer)

                                INDEX TO EXHIBITS


Exhibit No.   Description
----------    ------------
   16.1       Letter from PricewaterhouseCoopers LLP to the Securities and Exchange
              Commission dated October 15, 2002.
